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                                VOTING AGREEMENT

         THIS VOTING AGREEMENT is made this 20th day of April, 1999 by and between Osicom Technologies, Inc., a New Jersey corporation ("Osicom") and NETsilicon, Inc., a Massachusetts corporation ("NETsilicon").

         WHEREAS, as of the date hereof, Osicom is the sole shareholder of NETsilicon; and

         WHEREAS, NETsilicon has filed a registration statement with the Securities and Exchange Commission on Form S-1 for an initial public offering of its common stock (the "Offering"); and

         WHEREAS, upon completion of the Offering, Osicom will own approximately 76% of the common stock of NETsilicon; and

         WHEREAS, Osicom has agreed to grant a proxy to the Board of Directors of NETsilicon to vote certain of its common shares.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuation consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         For each shareholders' meeting held by NETsilicon, Osicom shall grant a proxy for that number of shares equal to the difference between the number of shares owned by Osicom and that number of shares which equals forty-nine percent (49%) of the outstanding shares of NETsilicon common stock entitled to vote at such meeting, to the Board of Directors of NETsilicon, which proxy shall authorize and direct such Board of Directors to vote all such shares on all matters properly presented for consideration at such meeting in the same proportion as the shares voted by all shareholders other than Osicom.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.



                                              OSICOM TECHNOLOGIES, INC.


                                         BY: /s/ Par Chadha
                                             -----------------------------------
                                             Par Chadha, Chief Executive Officer




                                         NETSILICON, INC.

                                         BY: /s/ Cornelius Peterson
                                            ------------------------------------
                                             Cornelius Peterson,
                                             Chief Executive Officer



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